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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

                                  Exhibit 10.13

                             DATED 25th January 2001

                           (1) IQROM COMMUNICATION INC

                                       and

                          (2) JVC DISC AMERICA COMPANY

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                          INTRODUCTION AGENCY AGREEMENT

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                                TABLE OF CONTENTS

1.  INTERPRETATION.............................................................1

2.  APPOINTMENT................................................................2

3.  DUTIES OF JVC............................................................218

4.  DUTIES OF IQROM............................................................2

5.  MANUFACTURE OF CD-US.......................................................3

6.  INTELLECTUAL PROPERTY RIGHTS...............................................3

7.  COMMISSION 3

8.  COMMENCEMENT AND TERM......................................................4

9.  EFFECTS OF TERMINATION.....................................................4

10. GENERAL CONDITIONS.........................................................4
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

THIS AGREEMENT is made the 25th day of January 2001

BETWEEN:

(1) IQROM COMMUNICATIONS, INC. of 7635 Ashley Park Court, Orlando, FL 32835, USA ("IQROM"); and

(2) JVC DISC AMERICA COMPANY, a division company of JVC AMERICA, INC. of #2 JVC Road, Tuscaloosa, Alabama 35405, U.S.A. ("JVC").

WHEREAS:

(A) IQROM has entered into an agreement to acquire and to sell CD Cards worldwide purchased from Diskxpress.

(B) IQROM has the exclusive License from iOra Limited to sell Soft CDTM worldwide.

(C) IQROM has established a new CD format known as CD-U utilising Soft CDTM incorporated into either a standard CD-Rom or a CD-Card.

(D) JVC through its global network has customers to whom JVC would be willing to introduce CD-Us for manufacture by JVC as to CD-U disks (including 5 inch discs and CD-Cards) and by IQROM as to CD-Cards.

(E) IQROM and JVC now wish to enter into an agreement whereby JVC will introduce customers to IQROM for CD-Us and other products and services supplied by IQROM and IQROM will pay a commission to JVC on sales generated by such customers.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.  INTERPRETATION


1.1 In this Agreement unless the context otherwise requires:

        "CD-U" means any storage product which utilizes CD technology or DVD technology which either:

    (a) contains a copy of iOra Client whose purpose is to allow any part of the content of the storage to be updateable by an iOra SoftCD Publisher (excluding CDs which contain a copy of iOra Client Software which are being used for any non-SoftCD product e.g. iOra Mobile Intranet); or

    (b) contains a SoftCD publication;
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

    "Customer" means a potential buyer of CD-Us and/or Products introduced by JVC to whom IQROM sells CD-Us as a result of such introduction;

    "Month" means each calendar month during the term of this Agreement;

    "Products" means any products and services supplied by IQROM other than CD-U, excluding the products and services supplied by JVC;

    "Territory" means worldwide.

1.2 The singular shall include the plural and vice versa; references to any gender shall include all genders and references to persons shall include bodies corporate, partnerships and unincorporated associations.

1.3 Headings herein are inserted for ease of reference only and shall not affect the construction of the clause to which they relate.

2.  APPOINTMENT

2.1 IQROM hereby appoints JVC, subject to the terms and conditions hereof, as IQROM's non-exclusive introduction agent for the purpose of:

    (a) obtaining enquiries from potential buyers of CD-Us and Products within the Territory;

    (b) providing to IQROM all relevant details in relation to such enquiries so that IQROM may negotiate the sale of and sell CD-Us and Products to such persons.

2.2 IQROM reserves to itself the right to appoint other introduction agents, sales representatives and distributors within the Territory and to solicit orders from any person and to promote sales of the CD-Us in the Territory.

3.  DUTIES OF JVC

3.1 JVC shall:

    (a) [Confidential Information filed separately with the Securities and Exchange Commission];

    (b) [Confidential Information filed separately with the Securities and Exchange Commission].
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

3.2 JVC shall not:-

    (a) [Confidential Information filed separately with the Securities and Exchange Commission];

    (b) [Confidential Information filed separately with the Securities and Exchange Commission];

    (c) [Confidential Information filed separately with the Securities and Exchange Commission];

    (d) assign or transfer its rights or obligations hereunder and shall not appoint any sub-agent except with the express written consent of IQROM.

4.  DUTIES OF IQROM

    IQROM shall at its cost:

4.1 negotiate agreements with Customers, shall be responsible to Customers after acceptance of introduction of Customers from JVC and indemnify and hold JVC harmless from any claims or damages arising from such introduction.

4.2 provide JVC with training to enable JVC to understand the technology behind CD-U, Products and its applications;

4.3 provide JVC with the necessary sales material to enable its sales force to promote CD-Us and the Products to its customers;

4.4 within 14 days after the end of each Month supply JVC with details of all orders for CD-Us and Products which IQROM received from Customers in that Month.

5.  MANUFACTURE OF CD-US

5.1 IQROM shall order its requirements for the manufacture of CD-Us from JVC in respect of orders for CD-Us from Customers located in the United States of America and Japan at a price and on terms to be agreed for each order and for the purposes of such orders IQROM will license JVC to use Soft-CD(TM) on terms to be agreed.

6.  INTELLECTUAL PROPERTY RIGHTS

6.1 JVC shall not acquire any rights in respect of any names or marks of IQROM or any company within the same group of companies as IQROM.
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

6.2 If JVC shall in any way acquire any such rights as referred to in sub-clause
6.1 above JVC shall immediately inform IQROM and shall forthwith take such steps as may be required by IQROM to assign such rights or vest such title in IQROM.

6.3 After the termination of this Agreement and accompanying agreements JVC shall not use names or marks used by IQROM or any words so nearly resembling such names or marks as to be likely to cause confusion or deception and will ensure that its servants agents or officers will also not use any such name, mark or word. Nor will JVC after termination, represent itself in any way as being or having been connected with IQROM or its business without the prior written consent of IQROM.

7.  COMMISSION



7.1 In consideration of the obligations undertaken or agreed to be undertaken by JVC hereunder IQROM will during the term of this Agreement pay JVC a commission ("the Commission") of:

    (a) [Confidential Information filed separately with the Securities and Exchange Commission]; and

    (b) an amount to be agreed in respect of Products.

7.2 The Commission shall be paid within 14 days of the end of the Month in which the relevant CD-Us were ordered by Customers.

7.3 IQROM shall not deal with any inquiries for CD-Us and Products received direct from Customers inside the Territory unless JVC agrees to.

8.  COMMENCEMENT AND TERM

    This Agreement shall commence on the date hereof and shall continue [Confidential Information filed separately with the Securities and Exchange Commission] unless determined by either party by giving to the other not less than three (3) months notice in writing prior to the expiration of the then current or renewal term.

    IQROM and JVC shall execute confidentiality agreement with IQROM's Customers introduced by JVC, which agreement shall [Confidential Information filed separately with the Securities and Exchange Commission].
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

9.  EFFECTS OF TERMINATION

9.1 JVC shall be entitled to Commission on orders for CD-Us or Products received from Customers for three (3) years after the termination of this Agreement.

9.2 JVC hereby reserves any right to compensation that would otherwise be payable to JVC by reason of termination of this Agreement.

9.3 The termination of this Agreement (for any reason) shall be without prejudice to any rights or obligations which shall have accrued prior to such termination and shall not destroy or diminish the binding force of any of the provisions of this Agreement which are expressly provided to come into force or continue in force after such termination.

9.4 Neither party shall be liable to the other for loss or damage arising from termination of this Agreement except as expressly set out herein.

10. GENERAL CONDITIONS

The following general conditions apply to this Agreement.

10.1 This Agreement shall be governed by and construed in accordance with law of States of New York. IQROM hereby submits to the non-exclusive jurisdiction of the English courts and JVC hereby submits to the non-exclusive jurisdiction of the courts in the State of New York.

10.2 This Agreement shall not be valid until signed by duly authorised officers on behalf of each party. No deletion, addition or amendment to any part of this Agreement shall be binding upon the parties unless made in writing and signed by duly authorised representatives of each of the parties.

10.3 All previous agreements and arrangements that JVC has entered into with IQROM pertaining to the solicitation of orders for CD-Us in the Territory are hereby cancelled and entirely superseded by this Agreement but without prejudice to any claims accruing to either party thereunder.

10.4 This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof and there are no conditions, warranties, terms, representations, collateral contracts, promises or other obligations whether written, oral or implied other than those contained expressly herein.

10.5 Nothing herein contained shall constitute a partnership between IQROM and JVC.
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         CONFIDENTIAL TREATMENT REQUESTED BY IQROM COMMUNICATIONS, INC.

10.6 The complete or partial invalidity or unenforceability of any provision of this Agreement for any purpose shall in no way affect the validity or enforceability of such provision for any other purpose or the remaining provisions hereof.

10.7 This Agreement shall be binding on the parties hereto their respective successors and permitted assigns, heirs and/ or legal representatives.

10.8 The waiver or forbearance or failure of a party in insisting in any one or more instances upon the performance of any provisions of this Agreement shall not be construed as a waiver or relinquishment of the party's rights to future performance of such provision and the other party's obligation in respect of such future performance shall continue in full force.

10.9 Any notice required to be given hereunder shall be sufficiently given if delivered personally or sent by fax or registered first class post to the address of the party to be notified as shown above or such other address as such party may have supplied in writing to the other. A notice shall be deemed to be served when delivered if hand delivered, upon receipt if sent by fax and seven
(7) days after despatch if sent by international registered post.

AS WITNESS whereof this Agreement has been entered into the day and year first before written.

Signed by Tom Elek                               )
for and on behalf of                             )   /s/ Tom Elek
IQROM COMMUNICATIONS INC                         )
                                                 )




Signed by Kouichi Yamane                         )
for and on behalf of                             )   /s/ Kouichi Yamane
JVC DISC AMERICA COMPANY                         )